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                                                                   Exhibit 10.21

                             AIRSPAN NETWORKS INC.

                      2001 SUPPLEMENTAL STOCK OPTION PLAN

     Section 1.  Purpose. The purpose of the Airspan Networks Inc. 2001
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Supplemental Stock Option Plan (the "Plan") is to promote the interests of
Airspan Networks Inc., a Washington corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's shareholders by providing an opportunity to selected Consultants, New-Hires and Non-Officer employees of the Company or any Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" to acquire the Common Stock of the Company.

     Section 2.  Definitions. For purposes of the Plan, the following terms used
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herein shall have the following meanings, unless a different meaning is clearly required by the context.

     2.1. "Board of Directors" shall mean the Board of Directors of the Company.

     2.2.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.3. "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

     2.4 "Consultant" shall be a person who performs services to the Company on a contract basis and who is not an employee of the Company.

     2.5. "Common Stock" shall mean the Common Stock, $0.003 par value, of the Company.

     2.6. "Eligible Participant" shall mean a Non-Officer Employee, New-Hires and Consultants of the Company, employed by, or performing services for, the Company or any Subsidiary of the Company, specifically excluding directors and officers of the Company.

     2.7. "New-Hires" shall mean a new employee who, as an inducement essential to the individual's entering into an employment relationship with the Company, is to receive Options.

     2.8. "Non-Qualified Option" shall mean the Options granted to the Eligible Participant pursuant to the Plan that are intended to be, and qualify as, "non-- qualified stock options" as described in Treasury Regulation Section 1.83--7 or any successor regulation thereto.
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     2.9.  "Option" shall mean any Non--Qualified Option granted to an Eligible
Participant pursuant to the Plan.

     2.10. "Subsidiary of the Company" shall have the meaning set forth in
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Section 424(f) of the Code.

     Section 3.  Eligibility. Options may be granted to any Eligible
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Participant. The Committee shall have the sole authority to select the Eligible
Participant to whom Options are to be granted hereunder. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

     Section 4.  Common Stock Subject to the Plan.
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     4.1.  Number of Shares. The total number of shares of Common Stock for
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which Options may be granted under the Plan shall be determined by the
Committee, in consultation with the Board of Directors, so long as such shares of Common Stock subject to such Options may be validly issued upon exercise pursuant to applicable laws.

     4.2.  Reissuance. The shares of Common Stock that may be subject to Options
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granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine.

     Section 5.  Administration of the Plan.
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     5.1.  Administration. The Plan shall be administered by a committee of the
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Board of Directors (the "Committee") established by the Board of Directors and consisting of no less than two persons.

     5.2.  Grant of Options.
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     (a)   Options. The Committee shall have the sole authority and discretion
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under the Plan (i) to select the Eligible Participants who are to be granted
Options hereunder so long as such Eligible Participants meet the requirements set forth in the definition of Eligible Participants set forth in this Plan;
(ii) to establish the number of shares of Common Stock that may be issued under each Option; (iii) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (iv) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Employee may pay all or part of the exercise price by entering into a promissory note with the Company, or circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (v) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vi) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (vii) to establish a vesting provision for any Option relating to the time
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when (or the circumstances under which) the Option may be exercised by a
Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events;
(viii) to accelerate the time when outstanding Options may be exercised; and
(ix) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

     5.3.  Interpretation. The Committee shall be authorized to interpret the
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Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

     5.4.  Finality. The interpretation and construction by the Committee of any
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provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

     5.5.  Voting. Members of the Committee may vote on any matter affecting the
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administration of the Plan or the granting of Options under the Plan.

     5.6.  Expenses, Etc. All expenses and liabilities incurred by the Committee
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in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     5.7.  Indemnification. Neither the members of the Board of Directors nor
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any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Options granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law.

     Section 6.  Terms and Conditions of Options.
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     6.1.  Non-Qualified Options. The terms and conditions of each Option
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granted under the Plan, which shall be a Non-Qualified Option, shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option Agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Option
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granted hereunder need not be identical to those of any other Non-Qualified
Option granted hereunder.

     The terms and conditions of each Non-Qualified Option Agreement shall include the following:

     (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted, provided, however, that the option (exercise) price shall not
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be less than the par value of such shares of Common Stock.

     (b) The Committee shall fix the term of all Options granted pursuant to the Plan (including the date on which such Option shall expire and terminate). Each Option shall be exercisable in such amount or amounts, under such conditions (including provisions governing the rights to exercise such Option), and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

     (c) Except as otherwise provided in an individual Option Agreement, Options shall not be transferable otherwise than by will or the laws of descent and distribution, or a domestic relations order, and during a Participant's lifetime an Option shall be exercisable only by the Participant or an alternate payee under a domestic relations order.

     (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of an Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of an Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company (including, with prior Committee approval, use of a promissory note in favor of the Company) regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

     Section 7.  Adjustments. In the event that, after the adoption of the Plan
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by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share).
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     Section 8.  Effect of the Plan on Employment Relationship. Neither the Plan
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nor any Option granted hereunder to an Eligible Participant shall be construed as conferring upon such Eligible Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Eligible Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

     Section 9.  Amendment of the Plan. The Committee or Board of Directors may
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amend or suspend the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if such approval is necessary to comply with any tax or regulatory requirement. The Committee in its sole discretion may amend the Plan so as to conform with local rules and regulations subject to any provisions to the contrary specified herein.

     Section 10. Amendment of an Option. In its sole and complete discretion,
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the Committee may at any time amend any Option for the following reasons: (i)
additions and/or changes to the Code, any federal or state securities law, or other law or regulations applicable to the Option, are made, and such additions and/or changes have some effect on the Option, or (ii) any other event not described in clause (i) occurs and the Eligible Participant gives his or her consent to such amendment.

     Section 11. Exemption from Computation of Compensation for Other Purposes.
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By acceptance of an applicable Option, subject to the conditions of such Option, each Eligible Participant shall be considered in agreement that all shares sold or awarded and all Options granted under this Plan shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" in pension, retirement, life insurance, and other employee benefits arrangements of the Company, except as determined otherwise by the Company. In addition, each beneficiary of a deceased Eligible Participant shall be in agreement that all such Options will be exempt from inclusion in "wages" or "salary" for purposes of calculating benefits of any life insurance coverage sponsored by the Company.

     Section 12. Listing, Registration and Other Legal Compliance. No Options or
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shares of the Common Stock shall be required to be issued or granted under the
Plan unless legal counsel to the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Any certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Option, or
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the making of any determination, (b) the issuance or other distribution of
Common Stock, or (c) the payment of amounts to or through an Eligible Participant with respect to any Option, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Company, any affiliate, or any Eligible Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

     Section 13.  Rights as Shareholder. No Eligible Participant or beneficiary
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shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares to be provided under the Plan until he or she has become the holder of such shares.

     Section 14.  Construction of the Plan. The Plan, and its rules, rights,
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agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of Washington. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof

     Section 15.  Termination of the Plan. The Board of Directors may terminate
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the Plan at any time. Unless the Board of Directors shall theretofore have terminated the Plan, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     Section 16.  Effective Date of the Plan. The Plan shall be effective as of
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February 7, 2001, the date on which the Board of Directors of the Company adopted the Plan.